                                                                    Exhibit 99.1


                         SECURITIES PURCHASE AGREEMENT

                                     AMONG

                                 COINSTAR, INC.

                                      AND

                            CERTAIN STOCKHOLDERS OF
                                MEALS.COM, INC.





                           Dated as of June 21, 2001

                         SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "Agreement") is entered into as of June 21, 2001 among Coinstar, Inc., a Delaware corporation ("Buyer") and certain stockholders of Meals.com, Inc., other than Buyer, listed on the signature pages hereto (the "Stockholders").

                                    RECITALS

     A. The Stockholders own stock, warrants, and other rights related to Meals.com, Inc., and desire and intend to all sell such shares, warrants and rights to Buyer at the price and on the terms and subject to the conditions set forth below.

     B. Buyer desires and intends to purchase all the Meals.com shares, warrants and rights held by or through the Stockholders at the price and on the terms and subject to the conditions set forth below.

                                   AGREEMENT

     In consideration of the terms hereof, the parties agree as follows:

                            ARTICLE I - DEFINITIONS

     Whenever used in this Agreement, the following capitalized terms have the following meanings:

     "Coinstar Disclosure Documents" means, collectively, Buyer's Annual Report or Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission ("SEC") on March 30, 2001, and Buyer's Quarterly Report on Form 10-Q for the quarter period ended March 30, 2001, as filed with the SEC on May 14, 2001.

     "Company" means Meals.com, Inc., a Delaware corporation.

     "Meals.com Shares" means all shares of Meals.com capital stock owned by any of the Stockholders.

     "Person" means any individual, group or entity.

     "Related Rights" means any interest in Meals.com capital stock (including, without limitation, any options or warrants to purchase Meals.com capital stock) and any claims, causes of action or other rights related thereto.

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     "Transaction Documents" means the Release Agreement between Buyer and the
Stockholders in substantially the same form as Exhibit B hereto and the Investor
                                               ---------
Questionnaire in substantially the same form as Exhibit C hereto.
                                                ---------

                    ARTICLE II - PURCHASE AND SALE OF SHARES

2.1  Purchase and Sale of Shares

     On the terms and subject to the conditions of this Agreement, Buyer agrees to purchase the Meals.com Shares and the Related Rights from the Stockholders, and the Stockholders agree to sell the Meals.com Shares and the Related Rights to Buyer.

2.2  Consideration

     2.2.1 The aggregate purchase price for the Meals.com Shares and the Related Rights is one million dollars ($1,000,000) (the "Purchase Price"), payable in shares of Coinstar, Inc. common stock as provided in this paragraph 2.2.

     2.2.2 The Purchase Price will be payable by delivery, as set forth in subparagraph 2.2.3, to the Stockholders of an aggregate of 52,656 shares of Coinstar, Inc. Common stock (the "Coinstar Shares"), determined by dividing the Purchase Price by eighteen dollars and ninety-nine cents ($18.99) (the closing price of Coinstar, Inc. common stock on Friday, June 8, 2001).

     2.2.3 Each Stockholder will receive a pro rata portion of the Coinstar Shares based on the number of Meals.com Shares owned by such Stockholder (and rounded to the nearest whole share), as provided in Exhibit A.
                                                    ---------

2.3  Closing

     The closing of the transactions contemplated herein (the "Closing") shall be on June 29, 2001 and shall be held at the offices of Perkins Coie LLP at 1201 Third Avenue, Suite 4800, Seattle, Washington 98101-3099, or such other time and date as Buyer and the Company shall agree (the "Closing Date"). At the Closing, each of Buyer and the Stockholders shall take all such action and deliver all such funds, documents, instruments, certificates and other items as may be required, under this Agreement or otherwise, in order to perform or fulfill all covenants, conditions and agreements on its part to be performed or fulfilled at or before the Closing Date and to cause all conditions precedent to the other parties' obligations under this Agreement to be satisfied in full.

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        ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

     To induce Buyer to enter into and perform this Agreement, each Stockholder represents and warrants to Buyer, severally with respect to such Stockholder only, as of the date of this Agreement and as of the Closing as follows in this
Article III (which representations and warranties shall survive the Closing as provided in Article VIII).

3.1  Good Title

     Such Stockholder owns, beneficially and of record, the Meals.com Shares listed opposite such Stockholder's name on Exhibit A. Such Meals.com Shares are
                                           ---------
owned free and clear of any lien, encumbrance, adverse claim, restriction on sale, transfer or voting (other than restrictions imposed by applicable securities laws), preemptive right, option or other right to purchase and upon the consummation of the sale of such Meals.com Shares as contemplated hereby, Buyer will have good title to such Meals.com Shares, free and clear of any lien, encumbrance, adverse claim, restriction on sale, transfer or voting (other than restrictions imposed by applicable securities laws), preemptive right, option or other right to purchaser.

3.2  Authority

     Such Stockholder has all requisite power, right and authority to enter into this Agreement and the other Transaction Documents to which it is a party, to consummate the transactions contemplated hereby and thereby, and to sell and transfer such Meals.com Shares without the consent or approval of any other Person. Such Stockholder has taken, or will take prior to the Closing, all actions necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents.

3.3  Enforceability

     This Agreement has been, and the other Transaction Documents to which such Stockholder is a party on the Closing will be, duly executed and delivered by such Stockholder, and this Agreement is, and each of the other Transaction Documents to which it is a party on the Closing will be, the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

3.4  No Approvals or Notices Required; No Conflicts

     The execution, delivery and performance of this Agreement and the other Transaction Documents by such Stockholder, and the consummation of the

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transactions contemplated hereby and thereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to such Stockholder, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any Person other than compliance with applicable securities laws, (c) result in the creation of any lien or encumbrance upon the assets of such Stockholder.

3.5  No Transfer

     Such Stockholder represents and warrants that it has not sold, given or otherwise transferred any of its Meals.com Shares or any Related Rights (including, without limitation, pursuant to a divorce, bankruptcy, business dissolution or other reorganization) to any other individual or entity.

3.6  Suitability

     Such Stockholder is in a financial position to hold the Coinstar Shares to be acquired by such Stockholder pursuant to this Agreement (the "Acquired Shares") and is able to bear the economic risk and withstand a complete loss of his/her/its investment in the Acquired Shares. The investment in the Acquired Shares is suitable for such Stockholder based upon his/her/its investment objectives and financial needs, and the Investor has adequate net worth and means for providing for his/her/its current financial needs and contingencies.

3.7  Risk Factors

     Such Stockholder recognizes that the Acquired Shares as an investment involve a high degree of risk, including those risks described in the Coinstar Disclosure Documents.

3.8  Access to Information

     Such Stockholder has been provided a copy of the Coinstar Disclosure Documents and has had access to (i) all filings made by Buyer with the SEC under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, (ii) press releases of Buyer (available on Buyer's web site at www.coinstar.com), including the press release dated June 15, 2001 and the press release dated June 18, 2001, and (iii) information regarding Meals.com financial condition. As a result, such Stockholder has had access to full and complete information regarding Buyer and has utilized such access to his/her/its satisfaction for the purpose of obtaining information or verifying information, and particularly, such Stockholder or his/her/its representative has been given a reasonable opportunity to ask questions of, and receive answers from, representatives of Buyer concerning the terms and conditions of the offering of the Acquired Shares and the purchase by Buyer of the Meals.com Shares, and to obtain any additional information, to the extent reasonably available to Buyer without unreasonable effort or expense.

3.9  Restricted Securities

     Such Stockholder realizes that (i) the Acquired Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), (ii) the Acquired Shares are characterized under the Act as "restricted securities" and, therefore, cannot be sold or transferred unless they are subsequently registered under the Act or an exemption from such registration is available and (iii) such Stockholder may not be able to liquidate his/her/its investment in the event of an emergency or pledge the Acquired Shares as collateral security for loans. In this connection, such Stockholder represents that he/she/it is familiar with Rule 144 of the Securities and Exchange Commission (the "SEC") as presently in effect, and understands the resale limitations imposed thereby and by the Act.

3.10 Exemption Reliance

     Such Stockholder has been advised that the Acquired Shares are not being registered under the Act or the applicable state securities laws but are being offered and sold pursuant to exemptions from such laws and that Buyer's reliance upon such exemptions is predicated in part on such Stockholder's representations contained herein. If other than an individual, such Stockholder represents that it has not been organized for the purpose of investing in the Acquired Shares. Such Stockholder represents and warrants that the Acquired Shares are being purchased for his/her/its own account, for investment and without the intention of reselling or redistributing the same and that he/she/it has made no agreement with others regarding any of such Acquired Shares.

3.11 Accreditation

     Such Stockholder is an "Accredited Investor" as that term is defined by the SEC and as certified by such Stockholder in an Investor Questionnaire in the form of Exhibit C.
        ---------

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3.12 Legal Advice and Understanding of Agreement

     Each Stockholder represents that it has received, or it has had the opportunity to obtain, independent legal advice with respect to the advisability of entering into this Agreement and such Stockholder has not relied upon the legal or other advice of the other party's counsel in entering into this Agreement. Each Stockholder represents that it has carefully read this Agreement, that this Agreement has been fully explained to it by its attorney, that it fully understands all of the terms and provisions of this Agreement and the Agreement's binding effect, and that it is entering into this Agreement voluntarily.

                  ARTICLE IV - REPRESENTATIONS AND WARRANTIES
                                   OF BUYER

     To induce the Stockholders to enter into and perform this Agreement, Buyer represents and warrants to the Stockholders as of the date of this Agreement and as of the Closing as follows in this Article IV:

4.1  Organization

     Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware. Buyer has all requisite corporate power and authority to own, operate and lease its properties and assets, to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party, and to carry out the transactions contemplated hereby and thereby.

4.2  Enforceability

     All corporate action on the part of Buyer and its officers, directors and Stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party, the consummation of the transactions contemplated hereby and thereby, and the performance of all of Buyer's obligations under this Agreement and the other Transaction Documents to which it is a party has been taken or will be taken prior to the Closing. This Agreement has been, and the other Transaction Documents to which Buyer is a party on the Closing will be, duly executed and delivered by Buyer, and this Agreement is, and each of the other Transaction Documents to which Buyer is a party on the Closing will be, a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

4.3  No Approvals or Notices Required; No Conflicts With Instruments

     The execution, delivery and performance by Buyer of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to Buyer, (b) require Buyer to obtain any consent, approval or authorization of, or declaration, filing or registration with, any Person, or (c) constitute a violation of any provisions of Buyer's Certificate of Incorporation or Bylaws.

4.4  Claims and Legal Proceedings

     There is no claim, action, suit, arbitration, criminal or civil investigation or proceeding pending or involving or, to Buyer's knowledge, threatened against Buyer before or by any court or governmental or nongovernmental department, commission, board, bureau, agency or instrumentality, or any other Person, that questions the validity of this Agreement or any action taken or to be taken by Buyer pursuant to this Agreement or in connection with the transactions contemplated hereby.

4.5  Tax Consequences

     Buyer does not make any representation or warranty with respect to, and expressly disclaims any responsibility for, any Tax consequences to the Stockholders arising out of the structure or terms of this Agreement, or the negotiation or consummation hereof. Each Stockholder shall be solely responsible for any such Tax consequences.

4.6  Validly Issued Securities

     The securities to be issued pursuant to this Agreement have been duly authorized for issuance, and such securities, when issued and delivered to the Stockholders pursuant to this Agreement, shall be validly issued, fully paid and nonassessable and will be free of all encumbrances, other than encumbrances created by the Stockholders themselves.

4.7  Disclosure

     The Coinstar Disclosure Documents were prepared in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder and did not, at the time they were filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated
therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since Buyer's Quarterly Report on Form 10-Q for the quarter period ended March 30, 2001, as filed with the SEC on May 14, 2001, there has been no material adverse change in the business, operations or financial condition of Buyer, other than as disclosed in the Coinstar Disclosure Documents since such Quarterly Report or in any press release made generally available to the public and contained on Buyer's Web site (www.coinstar.com) under the tab "News."
                  ----------------



           ARTICLE V - CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

     The obligations of Buyer to perform and observe the covenants, agreements and conditions to be performed and observed by it at or before the Closing shall be subject to the satisfaction of the following conditions, which may be expressly waived only in writing signed by Buyer.

5.1  Accuracy of Representations and Warranties

     Each of the representations and warranties of the Stockholders contained in this Agreement and the other Transaction Documents to which each is a party shall be true and correct as of the date hereof and at and as of the Closing Date as though made on that date; except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct as of the specified date.

5.2  Performance of Agreements

     The Stockholders shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement or any other Transaction Document to be performed and complied with by them at or prior to the Closing.

5.3  Legal Proceedings

     No order of any court or administrative agency shall be in effect that enjoins, restrains, conditions or prohibits consummation of this Agreement, and no litigation, investigation or administrative proceeding shall be pending or threatened that would enjoin, restrain, condition or prevent consummation of this Agreement or the transactions contemplated hereby.

5.4  Delivery of Certificates

     The Stockholders shall deliver to Buyer at Closing certificates representing the Meals.com Shares, duly endorsed for transfer on the Company's books.

5.5  Termination of Options and Warrants

     The Stockholders shall surrender to Buyer at Closing all options, warrants and other contractual rights to purchase capital stock of the Company.

5.6  Execution and Delivery of Transaction Documents

     Every Stockholder shall have executed and delivered the Transaction Documents (including, without limitation, the Release Agreement by and between the Stockholders and Buyer in the form of Exhibit B) to Buyer.
                                          ---------

5.7  Execution of this Agreement

     All Stockholders shall have executed this Agreement no later than 5 p.m. on Thursday, June 21, 2001.

     ARTICLE VI - CONDITIONS PRECEDENT TO OBLIGATIONS OF THE STOCKHOLDERS

     The obligations of the Stockholders to perform and observe the covenants, agreements and conditions to be performed and observed by each of them at or before the Closing shall be subject to the satisfaction of the following conditions, which may be expressly waived only in writing signed by the Company and the Stockholders.

6.1  Accuracy of Representations and Warranties

     Each of the representations and warranties of Buyer contained in this Agreement and the other Transaction Documents to which it is a party shall be true and correct as of the date hereof and at and as of the Closing Date as though made on that date, except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct as of the specified date.

6.2  Performance of Agreements

     Buyer shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement or any other Transaction Document to be performed and complied with by it at or prior to the Closing.

                ARTICLE VII - TERMINATION, AMENDMENT AND WAIVER

7.1  Termination

     This Agreement may be terminated at any time prior to the Closing (notwithstanding any approval of this Agreement by the Stockholders):

          (a) by Buyer, if the Stockholders shall have breached any of their representations, warranties or agreements herein;

          (b) by Stockholders, if Buyer shall have breached any of its representations, warranties or agreements herein;

          (c) by Buyer or Stockholders if the Closing has not occurred by Friday, July 20, 2001; or

          (d) by Buyer or Stockholders if there shall be any law or regulation that makes consummation of the sale of the Meals.com Shares by the Stockholders to Buyer or issuance of the Coinstar Shares by Buyer to the Stockholders illegal or otherwise prohibited or if any judgment, injunction, order or decree enjoining Buyer or the Company from consummating the sale of the Shares by the Stockholders to Buyer is entered and such judgment, injunction, order or decree shall become final and nonappealable.

7.2  Effect of Termination

     In the event of the termination of this Agreement pursuant to paragraph 7.1, there shall be no further obligation on the part of any party, except that paragraphs 7.2, 9.1, 9.2, 9.3 and 9.6 shall survive any such termination and nothing shall relieve any party from liability for any breach.

7.3  Amendment

     Buyer and the Stockholders may amend, modify or supplement this Agreement at any time, but only in writing duly executed on behalf of each of the parties to be bound thereby.

7.4  Waiver

     At any time prior to the Closing, any party may (a) extend the time for the performance of any obligation or other act of any other party, (b) waive any inaccuracy in the representations and warranties contained in any Transaction Document, or (c) waive compliance with any agreement or condition in any Transaction Document. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by each party or parties to be bound. The failure of any party at any time or times to require performance of any provisions shall in no manner affect its right at a later time to enforce the same. No waiver by any party of any condition or of any breach of any terms, covenants, representations, warranties or agreements contained in this Agreement shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or any breach of any other terms, covenants, representations, warranties or agreements.

           ARTICLE VIII - SECURITIES ISSUES AND REGISTRATION RIGHTS

8.1  No Admission

     Buyer is entering into this Agreement and the Transaction Documents in order to avoid the distraction to management of dealing with potential claims released pursuant to the Release Agreement attached as Exhibit B, and in order
                                                       ---------
to fully satisfy any obligation it may have to the Stockholders in connection with Meals.com. This Agreement will not be interpreted or construed as an admission or concession of liability by any of the parties with regard to any matter.

8.2  Stockholder Representative

     To facilitate the implementation of Article VIII, the Stockholders elect Kellett Partners, LP as Stockholder Representative. The Stockholder Representative shall act as follows:

          (a) The Stockholder Representative shall have authority to act for and on behalf of all Stockholders with respect to all matters arising in connection with this Agreement, including, without limitation, the power and authority, in their sole discretion, to

               (i) take any action contemplated to be taken by the Stockholders under this Article VIII;

               (ii) negotiate, determine, defend and settle any disputes that may arise under or in connection with this Agreement; and

               (iii) make, execute, acknowledge and deliver any releases, assurances, receipts, requests, instructions, notices, agreements, certificates and any other instruments, and generally do any and all things and take any and all actions that may be requisite, proper or advisable in connection with this Agreement.

          (b) The Stockholder Representative shall not be liable to any person or entity for any action taken or any omission to act, in good faith, in connection with their responsibilities as Stockholder Representative under this Agreement.

          (c) The Stockholder Representative may be changed by a vote of the majority of the Stockholders or their successor in interest weighted by the amount of their percentage interest in the Coinstar Shares.

8.3  Registration Rights

     No later than thirty (30) days after the Closing, Buyer agrees to file a registration statement on Form S-3, or if Form S-3 is not then available, on such Form as is available to Buyer (the "Registration Statement"), to register for sale to the public the Coinstar Shares issued pursuant to the terms of this Agreement and any securities issued as a dividend thereon or in exchange therefor ("Registrable Securities"). Buyer agrees to use its best efforts to have such Registration Statement declared effective by the SEC no later than ninety (90) days after the Closing and to maintain such effectiveness until the earlier of (i) one year after the Closing or (ii) the date by which all Registrable Securities have been sold by the Stockholders pursuant to such Registration Statement (the "Effectiveness Period"), at which time Buyer shall no longer have any obligation to maintain the effectiveness of the Registration Statement. Buyer agrees during the Effectiveness Period (i) to prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary to keep the Registration Effective and comply with the provisions of the Securities Act of 1933, as amended, with respect to the disposition of all the Registrable Securities covered thereby during the Effectiveness Period, (ii) to furnish each Stockholder such number of prospectuses and other documents that are included in the Registration Statement as such Stockholder may reasonably request from time to time, and (iii) upon the sale of any Registrable Securities pursuant to the Registration Statement, promptly remove all restrictive legends from all certificates evidencing such Registrable Securities. Buyer shall bear all expenses (including, without limitation, legal and accounting costs and registration fees) incurred in preparing and filing the Registration Statement. All broker discounts and other selling costs and any fees of Stockholders' legal counsel, accountants or other advisors applicable to the

Registration Statement or the sale of Registable Securities shall be borne by the Stockholders. Each Stockholder agrees to cooperate with Buyer and furnish Buyer with such information regarding such Stockholder as Buyer may reasonably request in connection with the Registration Statement.


                             ARTICLE IX - GENERAL

9.1  Expenses

     Whether or not the transactions contemplated by this Agreement are consummated, each party shall each pay its own fees and expenses for the negotiation, preparation and carrying out of this Agreement and the other Transaction Documents (including legal and accounting fees and expenses); provided, however, that in the event that the transactions contemplated by this Agreement are closed in accordance with the terms and conditions set forth herein, Buyer will reimburse up to five thousand dollars ($5000) worth of legal fees and costs incurred in Garvey, Schubert and Barer's review of this Agreement and the Release Agreement . The Stockholders shall pay any transfer or similar taxes that may be payable in connection with the transactions contemplated by this Agreement.

9.2  Specific Enforcement

     The parties expressly agree that they will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any party, Buyer and the Stockholders shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions of this Agreement.

9.3  Consequential Damages

     No party shall be liable to the other parties for any special, indirect, incidental or consequential damages resulting from any breach of this Agreement.

9.4  Assignment

     This Agreement shall not be assigned by operation of law or otherwise, except that Buyer may assign all or any of its rights and obligations to any of its affiliates. In the event of any such permitted assignment, Buyer shall guarantee the performance of such obligations by such assignee.

9.5  Notices

     Unless otherwise provided, any notice under this Agreement shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or
(d) three days after deposit with the U.S. Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated for such party below, or at such other address as such party may designate by 10 days' advance written notice to the other parties given in the foregoing manner.

     TO BUYER:

     Coinstar, Inc.
     1800 114/th/ Ave S.E.
     Bellevue, WA , 98004
     Telephone: (425) 943-8161
     Fax: (425) 943-8090
     Attention:  Don Rench

     with a copy to:

     Perkins Coie LLP
     1201 Third Avenue, Suite 4800
     Seattle, Washington 98101-3099
     Tel: (206) 583-8888
     Fax: (206) 583-8500
     Attention: Stewart Landefeld, Esq.



     TO THE STOCKHOLDER REPRESENTATIVE:

     Kellett Partners, LP
     200 Galleria Parkway
     Suite 1800
     Atlanta, GA  30339

     with copy to:

     Bruce Robertson
     Garvey, Schubert & Barer

     18th Floor
     Second & Seneca Building
     1191 Second Avenue
     Seattle, Washington 98101-2939
     Facsimile:  (206) 464-0125
     Attention:  (206) 464-3939 x1304

9.6  Governing Law; Jurisdiction; Venue

     This Agreement shall be governed by and construed under the laws of the state of Washington without regard to conflict of laws principles to the contrary. The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in King County, Washington in connection with any action relating to this Agreement.

9.7  Successors and Assigns

     The terms and conditions of this Agreement shall inure to the benefit of and be binding on the respective successors and assigns of the parties.

9.8  Severability

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.9  Entire Agreement; Counterparts; Termination of Other Agreements

     This Agreement constitutes the entire agreement among the parties with respect to this subject matter and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect to this subject matter. Without limiting the foregoing, as of the Closing, each Stockholders hereby terminates and irrevocably waives any and all rights that it may have under the Meals.com Securities Purchase Agreement dated as of February 10, 2000, the Meals.com Shareholders Agreement dated as of February 10, 2000 and the Meals.com Registration Rights Agreement dated as of February 10, 2000. This Agreement may be executed in two or more counterparts, which together shall constitute one instrument.

                           ((SIGNATURE PAGE FOLLOWS))

     In witness whereof, the Parties have entered into this Agreement as of the date first set forth above.


                                               COINSTAR:

                                               COINSTAR, INC.
                                               By:  /s/ Diane L. Renihan
                                                  ------------------------------
                                                    Diane L. Renihan

                                               Its: Chief Financial Officer
                                                   -----------------------------

                                               Address:    1800 114th Avenue SE
                                                           Bellevue, WA  98004

                                               Fax:        425-637-0253

                                               Telephone:  425 943-8444

                                          STOCKHOLDERS:


                                          ACORN VENTURES IS, LLC


                                          By: /s/ Rufus Lumry
                                             ------------------------------

                                          Its: Acorn Ventures, Inc. Manager
                                               Rufus Lumry, President
                                              -----------------------------

                                          Address:    1309 - 114/th/ Avenue SE,
                                                      #200 Bellevue,  WA. 98004

                                          Fax:        425-462-4950

                                          Telephone:  425-462-1345


                                          INTERNET VENTURES, LLC


                                          By: /s/ Rufus Lumry
                                             ------------------------------

                                          Its: Acorn Ventures, Inc. Manager
                                               Rufus Lumry, President
                                              -----------------------------

                                          Address:    1309 - 114/th/ Avenue SE,
                                                      #200 Bellevue,  WA. 98004

                                          Fax:        425-462-4950

                                          Telephone:  425-462-1345

                                          GREG ADAMS

                                             /s/ Greg F. Adams
                                          --------------------------------
                                          Greg Adams

                                          Address:   2600 Century Square
                                                     1501 4/th/ Avenue
                                                     Seattle,  WA. 98101-1688

                                          Fax:       206-628-7699

                                          Telephone: 206-628-7610


                                          SCOTT DRUM

                                             /s/ Scott Drum
                                          --------------------------------
                                          Scott Drum

                                          Address:    16868 SE 57th Place
                                                      Bellevue,  WA. 98005

                                          Fax:        630-566-4185

                                          Telephone:  425-957-1180

                                      LYNN DRUM

                                         /s/ Lynn M. Drum
                                      --------------------------------
                                      Lynn Drum

                                      Address:    16868 SE 57th Place
                                                  Bellevue,  WA. 98005

                                      Fax:        630-566-4185

                                      Telephone:  425-957-1180


                                      STEPHEN SCHERBA, Jr.

                                         /s/ Stephen Scherba, Jr.
                                      --------------------------------
                                      Stephen Scherba, Jr.

                                      Address:    NW Financial Advisory Services
                                                  509 Crockett Street
                                                  Seattle,  WA.  98109

                                      Fax:        206-282-2317

                                      Telephone:  206-282-6341

                                      ELAINE SCHERBA

                                         /s/ Elaine P. Scherba
                                      ---------------------------------
                                      Elaine Scherba

                                      Address:   NW Financial Advisory Services
                                                 509 Crockett Street
                                                 Seattle,  WA. 98109

                                      Fax:       206-282-2317

                                      Telephone: 206-282-6341


                                      WAYNE PERRY

                                        /s/ Wayne M. Perry
                                      ---------------------------------
                                      Wayne Perry

                                      Address:    P.O. Box 998
                                                  Bellevue,  WA. 98009

                                      Fax:        425-519-3989

                                      Telephone:  425-519-3980

                                 STEVEN HOOPER

                                   /s/ Steven W. Hooper
                                 ---------------------------------
                                 Steven Hooper

                                 Address:    4001 Hunts Point Road
                                             Bellevue,  WA. 98004

                                 Fax:        425-462-9891

                                 Telephone:  425-462-9890


                                 RICHARD SONSTELIE

                                   /s/ Richard R. Sonstelie
                                 ---------------------------------
                                 Richard Sonstelie

                                 Address:    57 E Roanoke ST
                                             Seattle, WA 98102

                                 Fax:        206-320-9845

                                 Telephone:  206-320-0747


                                 CINDY SONSTELIE

                                   /s/ C.P. Sonstelie
                                 ---------------------------------
                                 Cindy Sonstelie

                                 Address:    57 E Roanoke ST
                                             Seattle, WA  98102

                                 Fax:        206-320-9845

                                 Telephone:  206-320-0747

                                    PFUND POLAKOFF FAMILY TRUST
                                    DTD 2-18-93


                                    By: /s/ Nancy Pfund
                                       -------------------------

                                    Its:
                                         -----------------------

                                    Address:     One Bush Street
                                                 San Francisco, CA  94104

                                    Fax:         415-439-3818

                                    Telephone:   415-439-3310


                                    MARK STROM

                                       /s/ Mark Strom
                                    -----------------------------
                                    Mark Strom

                                    Address:     5505 Lk. Washington Blvd. NE
                                                 No. 3B
                                                 Kirkland, WA. 98033

                                    Fax:         425-576-8257

                                    Telephone:   425-576-8166

                                        BERNEE STROM


                                          /s/ Bernee Strom
                                        -------------------------------------
                                        Bernee Strom

                                        Address:   5505 Lk. Washington Blvd. NE
                                                   No. 3B
                                                   Kirkland, WA. 98033

                                        Fax:       425-576-8257

                                        Telephone: 425-576-8166


                                        DENNIS WEIBLING


                                          /s/ Dennis Weibling
                                        -------------------------------------
                                        Dennis Weibling

                                        Address:   2300 Carillon Point
                                                   Kirkland, WA. 98033-7353

                                        Fax:       425-828-8060

                                        Telephone: 425-828-8000

                                        RONALD WEINSTEIN


                                          /s/ Ronald Weinstein
                                        -------------------------------------
                                        Ronald Weinstein

                                        Address:   4823 LK. WA. BLVD NE #1
                                                   Kirkland, WA 98033-7600

                                        Fax:       425-827-6844

                                        Telephone: 425-822-8002


                                        ANDREW QUARTNER


                                          /s/ Andrew Quartner
                                        -------------------------------------
                                        Andrew Quartner

                                        Address:   Suite 1000
                                                   1730 Rhode Island Avenue NW
                                                   Washington, DC 20036

                                        Fax:       202-721-0995

                                        Telephone: 202-721-0987

                                        GERRY SALEMME


                                          /s/ R. Gerry Salemme
                                        -------------------------------------
                                        Gerry Salemme

                                        Address:   Suite 1000
                                                   1730 Rhode Island Avenue NW
                                                   Washington, DC 20036

                                        Fax:       202-721-0995

                                        Telephone: 202-721-0999


                                        THE CASCADE GROUP, LLC



                                        By:  /s/ Gary Sledge
                                             --------------------------------

                                        Its: CFO
                                             --------------------------------

                                        Address:   2415 Carillon Point
                                                   Kirkland, WA 98033

                                        Fax:       425-828-8101

                                        Telephone: 206-528-0744

                                        CLEAR FIR PARTNERS, L.P.


                                        By:  /s/ Gary Sledge
                                             ------------------------------

                                        Its: CFO
                                             ------------------------------

                                        Address:  200 Galleria Parkway
                                                  Suite 1800
                                                  Atlanta, GA 30339

                                        Fax:       770-956-7412
                                                   ------------------------

                                        Telephone: 770-563-8247
                                                   ------------------------


                                        KELLET PARTNERS, LP


                                        By:  /s/ Gary Sledge
                                             ------------------------------

                                        Its: CFO
                                             ------------------------------

                                        Address:  200 Galleria Parkway
                                                  Suite 1800
                                                  Atlanta, GA 30339

                                        Fax:       770-956-7412
                                                   ------------------------

                                        Telephone: 770-563-8247
                                                   ------------------------

                                        GARY SLEDGE


                                          /s/ Gary Sledge
                                        -----------------------------------
                                        Gary Sledge

                                        Address:   200 Galleria Parkway
                                                   Suite 1800
                                                   Atlanta, GA 30339

                                        Fax:       770-956-7412
                                                   ------------------------
                                        Telephone: 770-563-8247
                                                   ------------------------

                                   Exhibit A
                                   ---------

                            Schedule of Stockholders

                                                 Meals.com            Pro Rata          Coinstar, Inc.
Name, Address, Fax and Telephone                  Shares             Percentage            Shares/1/
--------------------------------                  ------             ----------            ---------
*Acorn Ventures IS, LLC                       475,000 shares           8.6364%                4548
1309 - 114/th/ Avenue SE, #200                  of Series A
Bellevue, WA 98004                            Preferred Stock

*Internet Ventures, LLC                      2,000,000 shares         36.3636%               19149
1309 - 114/th/ Avenue SE, #200                  of Series A
Bellevue, WA 98004                            Preferred Stock

*Kellett Partners, LP                         865,000 shares          15.7273%                8282
200 Galleria Parkway                            of Series A
Suite 1800                                    Preferred Stock
Atlanta, GA 30339

The Cascade Group, LLC                       10,000 shares of          0.1818%                  96
2415 Carillon Point                              Series A
Kirkland, WA 98033                            Preferred Stock

Clear Fir Partners, L.P.                      100,000 shares           1.8182%                 957
2415 Carillon Point                             of Series A
Kirkland, WA 98033                            Preferred Stock

Gary Sledge                                  25,000 shares of          0.4545%                 239
200 Galleria Parkway                             Series A
Suite 1800                                    Preferred Stock
Atlanta, GA 30339

Greg Adams                                   25,000 shares of          0.4545%                 239
2600 Century Square                              Series A
1501  4/th/ Avenue
Seattle, WA 98101-1688

Scott and Lynn Drum                           100,000 shares           1.8182%                 957

--------------

     /1/ Total possible shares. May be reduced for reimbursement of attorney's fees pursuant to paragraph 9.1.

16868 SE 57/th/ Place                           of Series A
Bellevue, WA 98005                            Preferred Stock

Stephen and Elaine Scherba                   25,000 shares of          0.4545%                 239
509 Crockett Street                              Series A
Seattle, WA 98109                             Preferred Stock

*Wayne Perry                                  500,000 shares           9.0909%                4787
500 - 108/th/ Avenue NE, #2200                  of Series A
Bellevue, WA 98004                            Preferred Stock

*Steven Hooper                                200,000 shares           3.6364%                1915
4001 Hunts Point Road                           of Series A
Bellevue, WA 98004                            Preferred Stock

Richard and Cindy Sonstelie                  50,000 shares of          0.9091%                 479
5 Brook Bay                                      Series A
Mercer Island, WA 98040                       Preferred Stock

Pfund Polakoff Family Trust dtd 2-18-93      25,000 shares of          0.4545%                 239
Hambrecht & Quist                                Series A
One Bush Street                               Preferred Stock
San Francisco, CA 94104

Bernee & Mark Strom                           100,000 shares           1.8182%                 957
One Carillon Point                              of Series A
5505 Lake Washington Blvd. NE, #3B            Preferred Stock
Kirkland, WA 98033

Dennis Weibling                               100,000 shares           1.8182%                 957
Eagle River                                     of Series A
2300 Carillon Point                           Preferred Stock
Kirkland, WA 98033

*Ronald Weinstein                             500,000 shares           9.0909%                4787
10008 Sunningdale Drive                         of Series A
Rancho Mirage, CA 92270                       Preferred Stock

*Andrew Quartner                              300,000 shares           5.4545%                2872
Suite 1000                                      of Series A
1730 Rhode Island Avenue NW                   Preferred Stock
Washington, D.C. 20036

Gerry Salemme                                 100,000 shares           1.8182%                 957
Suite 1000                                      of Series A
1730 Rhode Island Avenue NW                   Preferred Stock
Washington, D.C. 20036

Totals:                        5,500,000 shares          100%            52656

                                   Exhibit B
                                   ---------

                   Form of Settlement and Release Agreement

                                   Exhibit C
                                   ---------

                        FORM OF INVESTOR QUESTIONNAIRE

                                      -34-